EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Andrew Fox, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q of Charge Enterprises, Inc. for the quarterly period ended June 30, 2023 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of Charge Enterprises, Inc.

Date: August 14, 2023	/s/ Andrew Fox
Name: Andrew Fox
Title: Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Charge Enterprises, Inc. and will be retained and furnished to the Securities and Exchange Commission or its staff upon request.